Exhibit 99.1
Aggregate Annual Servicing Report
Superior Wholesale Inventory Financing Trust XII
June 23, 2005 (inception) through December 31, 2005

I	Initial SWIFT XII Series 2004-A Statistics

Trust Cap		$2,882,747,117.00
Pool Balance at Sale Date		$4,443,467,855.63
Initial Trust Balance		$2,882,747,117.00
Offered Class A Term Notes, Series 2005-A		$1,250,000,000.00
Retained Class A Term Notes, Series 2005-B		$1,370,000,000.00 *
Offered Class A Term Notes, Series 2005-B (issued December 7, 2005)		$500,000,000.00
Offered Class B Term Notes, Series 2005-A		$127,583,000.00
Offered Class C Term Notes, Series 2005-A		$53,160,000.00
Offered Class D Term Notes, Series 2005-A		$53,160,000.00
Initial 2005-A Revolving Note Balance		$1,250,000,000.00
Revolving Note 2005 RN-2 (issued July 14, 2005)		$1,370,000,000.00
2005-A Certificate Balance		$148,844,117.00
Reserve Fund		$63,791,207.00
Class A Term Note Cash Accumulation Reserve Fund		$11,534,031.00
Class B Term Note Cash Accumulation Reserve Fund		$2,243,670.00
Class C Term Note Cash Accumulation Reserve Fund		$2,001,312.00
Class D Term Note Cash Accumulation Reserve Fund		$4,667,418.00
* Retained Class A Term Notes, Series 2005-B was reduced to $870,000,000 on 12/07/05.

II	Current Collection Period Statistics

Pool and Trust Statistics

Beginning Pool Balance		$4,443,467,855.63
New A/R Principal		$12,113,008,027.13
Principal Reductions		$(10,003,017,319.12)
Factory Credits/Warranty Repurchases		$(2,414,295,714.94)
Partial Pay-Off Account		$43,328,588.77
Administrative Repurchases		$—
Warranty Repurchases		$(12,397,380.20)
Eligible Accounts Repurchased		$—
Defaulted Receivables		$—

Net Change in Pool Balance		$(273,373,798.36)

Ending Pool Balance		$4,170,094,057.27
Average Daily Pool Balance		$3,435,054,564.83

Beginning Trust Balance		$4,252,747,117.00
Ending Trust Balance		$3,382,747,117.00
Average Daily Trust Balance		$2,993,375,070.39

Beginning Cash Accumulation Reserve Fund Account - Class A Term Notes Series 2005-A		$11,534,031.00
Ending Cash Accumulation Reserve Fund Account - Class A Term Notes Series 2005-A		$11,534,031.00
Change in Cash Accumulation Reserve Fund Account - Class A Term Notes Series 2005-A		$—

Beginning Cash Accumulation Reserve Fund Account - Class A Term Notes Series 2005-B		$—
Ending Cash Accumulation Reserve Fund Account - Class A Term Notes Series 2005-B		$4,467,000.00
Change in Cash Accumulation Reserve Fund Account - Class A Term Notes Series 2005-B		$(4,467,000.00)

Beginning Cash Accumulation Reserve Fund Account - Class B Term Notes		$2,243,670.00
Ending Cash Accumulation Reserve Fund Account - Class B Term Notes		$2,243,670.00
Change in Cash Accumulation Reserve Fund Account - Class B Term Notes		$—

Beginning Cash Accumulation Reserve Fund Account - Class C Term Notes		$2,001,312.00
Ending Cash Accumulation Reserve Fund Account - Class C Term Notes		$2,001,312.00
Change in Cash Accumulation Reserve Fund Account - Class C Term Notes		$—

Beginning Cash Accumulation Reserve Fund Account - Class D Term Notes		$4,667,418.00
Ending Cash Accumulation Reserve Fund Account - Class D Term Notes		$4,667,418.00
Change in Cash Accumulation Reserve Fund Account - Class D Term Notes		$—

Excess Available Receivable Balance		$1,664,432,780.50
Defaulted Receivables - Eligible		—
Defaulted Receivables - Ineligible		—

Gross Weighted Average Receivable Rate		6.30%
Weighted Average Cost of Wholesale Incentive Plan		0.06%

Securities Balances
Beginning Offered Class A Term Notes, Series 2005-A Balance		$1,250,000,000.00
Ending Offered Class A Term Notes, Series 2005-A Balance		$1,250,000,000.00
Average Daily Offered Class A Term Notes, Series 2005-A Balance		$1,250,000,000.00

Beginning Offered Class A Term Notes, Series 2005-B Balance		$—
Ending Offered Class A Term Notes, Series 2005-B Balance		$500,000,000.00
Average Daily Offered Class A Term Notes, Series 2005-B Balance		$65,104,166.67

Beginning Offered Class B Term Notes, Series 2005-A Balance		$127,583,000.00
Ending Offered Class B Term Notes, Series 2005-A Balance		$127,583,000.00
Average Daily Offered Class B Term Notes, Series 2005-A Balance		$127,583,000.00

Beginning Offered Class C Term Notes, Series 2005-A Balance		$53,160,000.00
Ending Offered Class C Term Notes, Series 2005-A Balance		$53,160,000.00
Average Daily Offered Class C Term Notes, Series 2005-A Balance		$53,160,000.00

Beginning Offered Class D Term Notes, Series 2005-A Balance		$53,160,000.00
Ending Offered Class D Term Notes, Series 2005-A Balance		$53,160,000.00
Average Daily Offered Class D Term Notes, Series 2005-A Balance		$53,160,000.00

Beginning Revolving Note 2005-RN1 Balance		$1,250,000,000.00
Ending Revolving Note 2005-RN1 Balance		$1,250,000,000.00
Average Daily Revolving Note 2005-RN1 Balance		$1,204,767,867.25

Beginning Revolving Note 2005-RN2 Balance		$—
Ending Revolving Note 2005-RN2 Balance		$—
Average Daily Revolving Note 2005-RN2 Balance		$33,672,586.14

Beginning 2005-A Certificate Balance		$148,844,117.00
Ending 2005-A Certificate Balance		$148,844,117.00
Average Daily 2005-A Certificate Balance		$148,844,117.00

III	Trust Percentage & Trust Interest Collections

Average Daily Offered Class A Term Notes, Series 2005-A Balance		$1,250,000,000.00
Average Daily Offered Class A Term Notes, Series 2005-B Balance		$65,104,166.67
Average Daily Offered Class B Term Notes, Series 2005-A Balance		$127,583,000.00
Average Daily Offered Class C Term Notes, Series 2005-A Balance		$53,160,000.00
Average Daily Offered Class D Term Notes, Series 2005-A Balance		$53,160,000.00
Average Daily Revolving Note 2005-RN1 Balance		$1,204,767,867.25
Average Daily Revolving Note 2005-RN2 Balance		$33,672,586.14
Average Daily 2005-A Certificate Balance		$148,844,117.00

Average Daily Trust Balance		$2,936,291,737.05

Average Daily Pool Balance		$3,435,054,564.83
Total Interest Collected		$122,215,353.74
Trust Percentage		85.4802%

Aggregate Annual Servicing Report
Superior Wholesale Inventory Financing Trust XII
June 23, 2005 (inception) through December 31, 2005
IV            Distribution of Trust Interest

			Beginning			Ending
			Note Distribution	Current Month	Required	Note Distribution
	Available Trust Interest:		Account Balance	Actual Amounts	Distribution	Account Balance

Trust Interest Collections				$79,237,390.82

Minimum Investment Proceeds (Commercial Paper)				$993,170.04
Minimum Investment Proceeds (Money Market Funds)				$815,985.70

				$81,046,546.56

Class A Term Notes Interest Series 2005-A	Interest Rate (LIBOR+.18%) Average Daily Balance # of Days of Interest	3.98747% $1,250,000,000.00 208	N/A	$28,798,360.96	$28,798,360.96	N/A

Class A Term Notes Interest Series 2005-B	Interest Rate (LIBOR+.20%) Average Daily Balance # of Days of Interest	4.56194% $500,000,000.00 41	N/A	$2,597,771.39	$2,597,771.39	N/A

Class B Term Notes Interest	Interest Rate (LIBOR+.48%) Average Daily Balance # of Days of Interest	4.28747% $127,583,000.00 208	N/A	$3,160,488.90	$3,160,488.90	N/A

Class C Term Notes Interest	Interest Rate (LIBOR+1.20%) Average Daily Balance # of Days of Interest	5.00747% $53,160,000.00 208	N/A	$1,538,026.29	$1,538,026.29	N/A

Class D Term Notes Interest	Interest Rate (LIBOR+3.00%) Average Daily Balance # of Days of Interest	6.80747% $53,160,000.00 208	N/A	$2,090,890.29	$2,090,890.29	N/A
Revolving Note 2005-RN1	Interest Rate (LIBOR+.18%) Average Daily Balance # of Days in Collection Period	3.81990% $1,250,000,000.00 192	N/A	$25,465,981.17	$25,465,981.17	N/A
Revolving Note 2005-RN2	Interest Rate (LIBOR+.18%) Average Daily Balance # of Days in Collection Period	3.56300% $101,017,758.41 64	N/A	$639,869.20	$639,869.20	N/A
		Subtotal		$64,291,388.20

	Interest Available After Notes			$16,755,158.36
Servicer Advances Not Previously Reimbursed				$-

Reserve Fund Deposit Amount				$-

Cash Accumulation Reserve Fund Deposit Amount				$-

2005-A Certificate Interest	Interest Rate (LIBOR+3.00%) Average Daily Balance # of Days of Interest	6.80693% $148,844,117.00 208	N/A	$5,853,875.72	$5,853,875.72	N/A

Trust Defaulted Amount				$-

Unreimbursed Trust Charge-Offs				$-

		Seller Excess Interest		$10,901,282.64

Class A Term Note Cash Accumulation Reserve Fund Draw Amount				$-
Class B Term Note Cash Accumulation Reserve Fund Draw Amount				$-
Class C Term Note Cash Accumulation Reserve Fund Draw Amount				$-
Class D Term Note Cash Accumulation Reserve Fund Draw Amount				$-

		Seller Excess Interest + Draw Amount		$10,901,282.64

Monthly Service Fee (1/12 of 1% of Average Daily Trust Invested Balance)				$14,687,777.92

V Summary
(A)	Coverage of Deficiency Amount
	Deficiency Amount	$-		From Bank of New York to GMAC

	Deficiency Amount Covered by Servicer Advance	-
(a)	Monthly Service Fee	-		Seller Excess Interest		$10,901,282.64
(b)	(1) Aggregate Term Noteholder’s Interest	-		Cash Accumulation Draw Amount-Class A Term Notes		$-
	(2) Revolver Interest	-		Cash Accumulation Draw Amount-Class B Term Notes		$-
	(3) Specified Support Arrangements Payments	-		Cash Accumulation Draw Amount-Class C Term Notes		$-
(c)	Aggregate Certificateholders’ Interest	-		Cash Accumulation Draw Amount-Class D Term Notes		$-
	Unsatisfied Deficiency Amount	-		Ineligible Interest		$-
	Unsatisfied Deficiency Amount Covered by Reserve	-		Additional Trust Principal		$-
(a)	Monthly Service Fee	-		Minimum Investments Received for Current Month		$(815,985.70)

(b)	(1) Aggregate Term Noteholders Interest	-		Distribution to GMAC		$10,085,296.94

	(2) Revolver Interest	-
	(3) Specified Support Arrangements Payments	-
(c)	Aggregate Certificateholders’ Interest	-		From Bank of New York to Chase Manhattan Bank (USA)
(d)	Servicer Advances not previously reimbursed	-		From Chase Manhattan Bank (USA) — New York to GMAC

(e)	Trust Defaulted Amount	-		Certificate Interest Due GMAC		$5,853,875.72

				From Bank of New York to Chase Manhattan Bank (USA)
(B)	Beginning Unreimbursed Trust Charge-Offs	-		From Chase Manhattan Bank (USA) — New York to DTC

	Plus: Trust Charge-Offs (Prior Trust Defaulted Amount)	-		Certificate Interest Due Investors		$-

	Plus: Trust Defaulted Amounts(Current)	-
	Less: Amount Covered by Trust Interest Collections	-
	Less: Reserve Fund Draw Amount	-		From Bank of New York to US Bank (NCAT)

	Ending Unreimbursed Trust Charge-Offs	-		Revolving Note Interest		$26,105,850.37

(C)	Beginning Unreimbursed Servicer Advance	-
	Plus: Servicer Advance (Current Month)	-		From Bank of New York to Term Note Holders (DTC)

	Less: Reimbursed Servicer Advance	-		Term Note Interest (Class A, B, C)		$36,094,647.54

	(From Trust Interest Collections)	-
	Ending Unreimbursed Servicer Advance	-
				From Bank of New York to GMAC

				Term Note Interest Due GMAC (Class D)		$2,090,890.29

(D)	Reserve Fund Required Amount	$63,791,207.00		Total Term Note Interest		$38,185,537.83

	Beginning Reserve Balance	$63,791,207.00
	Plus: Reserve Fund Deposit Amount	-		Total Disbursements From Bank of New York		$70,145,263.92

	Less: Reserve Fund Draw Amount	-

	Ending Reserve Balance	$63,791,207.00	Invested in Nations Money Market Funds/Commercial Paper

	Required Amount Over Ending Reserve Balance	$-

(E)	Class A Term Notes Cash Accumulation Reserve Fund Required Amount	$11,534,031.00

	Beginning Class A Term Notes Cash Accumulation Reserve Fund Balance	$11,534,031.00
	Plus: Cash Accumulation Reserve Fund Deposit Amount	-
	Less: Cash Accumulation Reserve Fund Draw Amount	$-

	Ending Class A Term Notes Cash Accumulation Reserve Fund Balance	11,534,031.00	Invested in Nations Money Market Funds/Commercial Paper

	Required Amt. Over Ending Cash Accum. Reserve Fund Bal.	$-

(F)	Class A Term Notes Cash Accumulation Reserve Fund Required Amount	$4,467,000.00

	Beginning Class A Term Notes Cash Accumulation Reserve Fund Balance	$-
	Plus: Cash Accumulation Reserve Fund Deposit Amount	4,467,000.00
	Less: Cash Accumulation Reserve Fund Draw Amount	$-

	Ending Class A Term Notes Cash Accumulation Reserve Fund Balance	4,467,000.00	Invested in Nations Money Market Funds/Commercial Paper

	Required Amt. Over Ending Cash Accum. Reserve Fund Bal.	$-

(G)	Class B Term Notes Cash Accumulation Reserve Fund Required Amount	$2,243,670.00

	Beginning Class B Term Notes Cash Accumulation Reserve Fund Balance	$2,243,670.00
	Plus: Cash Accumulation Reserve Fund Deposit Amount	-
	Less: Cash Accumulation Reserve Fund Draw Amount	$-

	Ending Class B Term Notes Cash Accumulation Reserve Fund Balance	$2,243,670.00	Invested in Nations Money Market Funds/Commercial Paper

	Required Amt. Over Ending Cash Accum. Reserve Fund Bal.	$-

(H)	Class C Term Notes Cash Accumulation Reserve Fund Required Amount	$2,001,312.00

	Beginning Class C Term Notes Cash Accumulation Reserve Fund Balance	$2,001,312.00
	Plus: Cash Accumulation Reserve Fund Deposit Amount	-
	Less: Cash Accumulation Reserve Fund Draw Amount	$-

	Ending Class C Term Notes Cash Accumulation Reserve Fund Balance	$2,001,312.00	Invested in Nations Money Market Funds/Commercial Paper

	Required Amt. Over Ending Cash Accum. Reserve Fund Bal.	$-

(I)	Class D Term Notes Cash Accumulation Reserve Fund Required Amount	$4,667,418.00

	Beginning Class C Term Notes Cash Accumulation Reserve Fund Balance	$4,667,418.00
	Plus: Cash Accumulation Reserve Fund Deposit Amount	-
	Less: Cash Accumulation Reserve Fund Draw Amount	$-

	Ending Class C Term Notes Cash Accumulation Reserve Fund Balance	$4,667,418.00	Invested in Nations Money Market Funds/Commercial Paper

	Required Amt. Over Ending Cash Accum. Reserve Fund Bal.	$-

Aggregate Annual Servicing Report
Superior Wholesale Inventory Financing Trust XII
June 23, 2005 (inception) through December 31, 2005

VI Distribution Amounts

Class A Term Notes, Series 2005-A Balance Prior to Distribution	$1,250,000,000.00
Distribution Amount Allocable to Principal	0.00

Class A Term Notes, Series 2005-A Balance After Distribution	$1,250,000,000.00

Class A Term Notes, Series 2005-B Balance Prior to Distribution	$—
Distribution Amount Allocable to Principal	500,000,000.00

Class A Term Notes, Series 2005-B Balance After Distribution	$500,000,000.00

Class B Term Notes, Series 2005-A Balance Prior to Distribution	$127,583,000.00
Distribution Amount Allocable to Principal	0.00

Class B Term Notes, Series 2005-A Balance After Distribution	$127,583,000.00

Class C Term Notes, Series 2005-A Balance Prior to Distribution	$53,160,000.00
Distribution Amount Allocable to Principal	0.00

Class C Term Notes, Series 2005-A Balance After Distribution	$53,160,000.00

Class D Term Notes, Series 2005-A Balance Prior to Distribution	$53,160,000.00
Distribution Amount Allocable to Principal	0.00

Class D Term Notes, Series 2005-A Balance After Distribution	$53,160,000.00

Revolving Note 2005-RN1 Balance Beginning of Collection Period	$1,250,000,000.00
Movement During Collection Period	0.00

Revolving Note 2005-RN1 Balance End of Collection Period	$1,250,000,000.00

Revolving Note 2005-RN2 Balance Beginning of Collection Period	$—
Movement During Collection Period	0.00

Revolving Note 2005-RN2 Balance End of Collection Period	$—

2005-A Certificate Balance Prior to Distribution	$148,844,117.00
Distribution Amount Allocable to Principal	0.00

2005-A Certificate Balance After Distribution	$148,844,117.00

VII Trust Early Amortization Triggers

(1) Average Monthly Payment Rates <20.0%
Current month	30.1%
Current month - 1	29.3%
Current month - 2	33.7%
Three month Average	31.0%

(2) Reserve Fund < Reserve Fund Required Amount
Reserve Fund on Deposit	$63,791,207.00
Reserve Fund Required Amount	$63,791,207.00

Current month	$—

Reserve Fund on Deposit	$63,791,207.00
Reserve Fund Required Amount	$63,791,207.00

Current month - 1	$—

Reserve Fund on Deposit	$63,791,207.00
Reserve Fund Required Amount	$63,791,207.00

Current month - 2	$—

(3) Reserve Fund Required Amount Exceeds Reserve Fund by > Reserve Fund Trigger Amount Reserve Fund Required Amount	$63,791,207.00
Reserve Fund on Deposit	$63,791,207.00

Current month	$—

Reserve Fund Trigger Amount	$20,000,000.00

(4) Average Daily Trust Balance/(Average Term Notes + Average Certificate Balance) Less than 75%
(To be determined over most recent six Collection Periods)
Current month	161.4%
Current month - 1	176.6%
Current month - 2	176.6%
Current month - 3	171.3%
Current month - 4	164.8%
Current month - 5	189.0%
Six month Average	173.3%

(5) Aggregate Available Receivables < 70% of Aggregate Receivables
Current month	98.3%
Current month - 1	98.4%

(6) Draw on the Reserve Fund resulting from LIBOR exceeding the PRIME rate that has not been restored?	NO

VIII Cash Accumulation Triggers

Have any of the above Trust Early Amortization Events occurred with respect to the Offered Term Notes?	NO

IX Rapid Amortization Triggers

Have any of the following events occurred which would constitute a Rapid Amortization Event for the 2005-A Term Notes and an Early Amortization Event for the Trust?

(1) The occurrence of certain events of bankruptcy, insolvency or receivership relating to General Motors, GMAC, the servicer, if not GMAC, or the seller.	NO

Rapid Amortization Triggers for the 2005-A Term Notes

(2) Class A Term Note Cash Accumulation Reserve Fund < $1,229,167	NO
Current Month	$11,534,031.00

(3) Class B Term Note Cash Accumulation Reserve Fund < $157,352	NO
Current Month	$2,243,670.00

(4) Class C Term Note Cash Accumulation Reserve Fund < $97,460	NO
Current Month	$2,001,312.00

(5) Class D Term Note Cash Accumulation Reserve Fund < $177,200	NO
Current Month	$4,667,418.00

(6) Trust or Seller becomes required to register as an investment company.	NO

Rapid Amortization Triggers for the 2005-B Term Notes

(7) Class A Term Note Cash Accumulation Reserve Fund < $500,000	NO
Current Month	$4,467,000.00